UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2026

WELLGISTICS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 203-6092

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value per share	WGRX	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Order Approving Settlement Agreement

On February 4, 2026, Silverback Capital Corporation, a Delaware corporation (“SCC”), obtained an order from the Circuit Court within the Twelfth Judicial Circuit of Florida (the “Court”), granting approval of that certain Settlement Agreement and Stipulation entered into by and between SCC and Wellgistics Health, Inc., a Nevada corporation (the “Company”), pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”). The Court approved the fairness of the terms and conditions of the Settlement Agreement and the issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to SCC in connection therewith.

The foregoing is a summary of the Court’s order and is qualified in its entirety by reference to the full text of the Court’s order, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Settlement Agreement

Previously, on January 28, 2026, the Company and SCC entered into a Settlement Agreement and Stipulation (the “Settlement Agreement”), pursuant to which SCC agreed to acquire and settle certain bona fide liabilities and obligations of the Company in an aggregate principal amount of not less than $10,712,734.16 (the “Claim Amount”) (the “Settlement”).

Pursuant to the Settlement Agreement, and subject to approval by the Court following a fairness hearing in compliance with Section 3(a)(10) of the Securities Act, the Company agreed to issue shares of its Common Stock to SCC in satisfaction of the Claim Amount. The Settlement Shares may be issued in one or more tranches, with the number of shares in each tranche determined by dividing (i) the applicable portion of the Claim Amount by (ii) a fixed price per share applicable to such tranche ranging from $0.25 per share to $2.25 per share, in each case as set forth in the Settlement Agreement and subject to amendment pursuant to its terms.

In addition to the shares issuable in satisfaction of the Claim Amount, the Company agreed to issue (i) 100,000 shares of Common Stock as a settlement fee, and (ii) 300,000 shares of Common Stock to cover legal fees and expenses incurred in connection with the Settlement.

On February 9, 2026, the Company and SCC entered into an Amendment to Settlement Agreement and Stipulation (the “Amendment”), pursuant to which the fixed price per share applicable to the first $2,250,000 tranche under the Settlement Agreement was amended and fixed at $0.25 per share. Except as expressly modified by the Amendment, the Settlement Agreement remains in full force and effect.

The foregoing is a summary of the Settlement Agreement and the Amendment and is qualified in its entirety by reference to the full text of the Settlement Agreement and the Amendment, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

The Company securities issued pursuant to the Settlement will be sold and issued by the Company, in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 3(a)(10) of the Securities Act and Rule 506(b) of Regulation D thereunder.

Item 7.01 Regulation FD Disclosure.

On February 13, 2026, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibits 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1.

The press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects, potential financial performance, and growth opportunities. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including an extensive discussion of these risks in the Company’s Registration Statement on Form S-1, declared effective by the SEC on September 25, 2025. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 8.01 Other Events.

On February 6th, 2026, the Company entered into a consulting agreement with Fortitude Advisors, LLC, an entity owned and controlled by Gerald Commissiong, pursuant to which Mr. Commissiong was appointed as consulting Chief Business Officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1	Settlement Agreement and Stipulation by and between Wellgistics Health Inc. and Silverback Capital Corporation, dated as of January 28, 2026
10.2	Amendment to Settlement Agreement and Stipulation by and between Wellgistics Health Inc. and Silverback Capital Corporation, dated as of February 9, 2026
99.1	Press Release Dated February 11, 2026
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2026	WELLGISTICS HEALTH, INC.

	By:	/s/ Prashant Patel
Prashant Patel, President